UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 26, 2024

MULLEN AUTOMOTIVE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)
Rights to Purchase Series A-1 Junior Participating Preferred Stock	None	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

This following is not a new financing but the issuance of Notes and Warrants under an existing agreement plus an additional investment right.

On December 31, 2024, pursuant to the terms of the Securities Purchase Agreement dated May 14, 2024 (the “Securities Purchase Agreement”) between Mullen Automotive Inc. (the “Company”) and purchasers named therein, which was previously disclosed in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 14, 2024 (the “Form 10-Q”), an investor purchased an additional aggregate principal amount of approximately $5.3 million (or $5.0 million including 5% original issue discount) of 5% Original Issue Discount Senior Secured Notes (the “Notes”) that are convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and also received five-year warrants exercisable on a cash basis for an aggregate of 19,171 shares of Common Stock (the “Warrants”). The Notes and Warrants have the same terms and conditions, including a maturity date of four months from the date of issuance of the Notes, as the previously issued Notes and Warrants described in the Form 10-Q. In connection with the purchase of the additional Notes and Warrants, on December 31, 2024, the Company and the Investor entered into an Additional Investment Rights Agreement whereby for a one-year period ending on December 31, 2025, the Investor has the right, but not the obligation, to purchase from the Company additional 5% Original Issue Discount Senior Secured Convertible Notes in an aggregate principal amount of approximately $5.3 million (or $5.03 million including the 5% original issue discount), and related Warrants, on the same terms and conditions as provided in the Securities Purchase Agreement, except for the following:

●	The Conversion Price of the Notes will be equal to a 5% discount to the lower of (a) the Closing Sale Price of the Common Stock on the Trading Day immediately prior to the date of issuance of such Notes, (b) the Closing Sale Price of the Common Stock on the date on which the Initial Registration Statement (as defined in the Registration Rights Agreement) registering at least the number of shares of Common Stock equal to the Initial Required Registration Amount (as defined in the Registration Rights Agreement) is declared effective by the SEC and (c) the lowest daily VWAP in the five trading days prior to such Conversion Date, subject to adjustment as provided therein; provided, that, notwithstanding anything to the contrary contained in the Note, the Conversion Price shall not be less than a 20% discount of the price determined pursuant to prong (a); and

●	Each Warrant will have an exercise price equal to 105% of the Closing Sale Price of the Common Stock on the Trading Day immediately prior to the date of issuance of such Warrant.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item is included above in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

The disclosure required by this Item is included below in Item 3.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

This following is not a new financing but the issuance of Notes and Warrants under an existing agreement.

On December 26, and December 30, 2024, pursuant to the additional investment rights set forth in the Securities Purchase Agreement, the Company issued an additional aggregate principal amount of approximately $4.2 million (or $4.0 million including the 5% original issue discount) of 5% Original Issue Discount Senior Secured Notes (the “December Notes”) that are convertible into shares of Common Stock, and five-year warrants exercisable on a cash basis for an aggregate of 8,255,933 shares of Common Stock (the “December Warrants”). Except as set forth below, the December Notes and December Warrants have the same terms and conditions as described in the Form 10-Q. The Notes mature four months from the date of issuance and the outstanding principal and accrued but unpaid interest on the Notes may be converted into shares of Common Stock at the lower of (i) $1.02, (ii) 95% of the closing sale price of the Common Stock on the date that the Initial Registration Statement is declared effective, or (iii) 95% of the lowest daily volume weighted average price in the five trading days prior to such conversion date, provided that the conversion price will not be less than $0.86 per share (not subject to adjustment). The December Warrants have an exercise price of $1.12 per share and may also be exercised via a cashless exercise with a floor of $1.00.

The December Notes and December Warrants have been issued, and upon conversion or exercise thereof, as applicable, the shares of Common Stock will be issued, pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

The disclosure required by this Item is included above in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference. The Notes and Warrants have been, and the issuance of additional Notes and Warrants pursuant to the Additional Investment Rights Agreement will be, issued, and upon conversion or exercise thereof, as applicable, the shares of Common Stock will be issued, pursuant to an exemption from the registration requirements of the Securities Act, pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act.

Item 8.01	Other Events.

On August 21, 2024, the Company entered into a Stipulation and Agreement of Settlement regarding a derivative action filed by Jeff Witt and Joseph Birbigalia on August 1, 2022 in the United States District Court for the Central District of California against the Company as a nominal defendant and Mr. Michery, Mr. Firer, and current or former Company directors Ignacio Novoa, Mary Winter, Kent Puckett, Mark Betor, William Miltner and Jonathan New. Pursuant to the settlement agreement, the parties settled the derivative action subject to certain governance enhancements and payment of $500,000 in attorney’s fees to be paid by the Company’s D&O insurers. The Long-Form Notice of this settlement can be found on the Investor Relations page of the Company’s website. The settlement is subject to the court’s final approval.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: January 2, 2025	By:	/s/ David Michery
David Michery
Chief Executive Officer

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